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                                                                    Exhibit 10.2

                                  FORM 53-901F

               Section 85 (1) -- Securities Act (British Columbia)
                        (or the equivalent thereof under
                   Canadian Provincial Securities Legislation)



1.       REPORTING ISSUER

         Ivanhoe Mines Ltd. ("Ivanhoe")
         World Trade Centre
         Suite 654 - 999 Canada Place
         Vancouver, British Columbia
         V6C 3E1

2.       DATE OF MATERIAL CHANGE

         February 4, 2002

3.       PRESS RELEASE

         Date of Issuance:   February 4, 2002
         Place of Issuance:  Vancouver, British Columbia

4.       SUMMARY OF MATERIAL CHANGE

         Ivanhoe fulfilled its earn-in obligations to acquire 100% of the Turquoise Hill (Oyu Tolgoi) mineral exploration project in Mongolia (the "Oyu Tolgoi Project") from BHP Minerals International Exploration Inc. ("BHP"), by completing a US$3,000,000 first phase exploration program on the subject property and paying US$5,000,000 to BHP.

5.       FULL DESCRIPTION OF MATERIAL CHANGE

         BHP holds four non-contiguous mineral exploration licenses in the Turquoise Hill area of South Gobi, Mongolia which together comprise the Oyu Tolgoi Project.

         On May 5, 2000, Ivanhoe entered into an earn-in agreement (the "Earn-in Agreement") with BHP whereunder Ivanhoe could earn a 100% participating interest in the Oyu Tolgoi Project by incurring minimum exploration expenditures of US$3,000,000 within three years and paying US$5,000,000 to BHP. Having completed these earn-in obligations, Ivanhoe is deemed to have earned a 100% participating interest in the licenses comprising the Oyu Tolgoi Project. Ivanhoe remains contractually committed, under the terms of the Earn-in Agreement, to complete a second phase exploration program by incurring additional expenditures of US$3,000,000.

         BHP retains a 2% net smelter returns royalty and certain back-in rights which become exercisable if, prior to the completion of the second phase exploration program,


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         mineralization meeting certain contractually defined parameters is identified. Depending on the quantity of mineralization identified and the means by which it is amenable to extraction, BHP would be entitled to back-in to either a 40% or a 60% participating interest. In either case, BHP would be required to relinquish its 2% net smelter returns royalty and pay to Ivanhoe an amount equal to three times the amount of exploration expenditures incurred.

         RELIANCE ON SECTION 85 (2) OF THE ACT

         Not applicable

6.       OMITTED INFORMATION

         Not applicable

7.       SENIOR OFFICER

         For further information contact:

         Beverly Bartlett
         Ivanhoe Mines Ltd.
         World Trade Centre
         Suite 654 - 999 Canada Place
         Vancouver, British Columbia
         V6C 3E1

         Telephone:  (604) 688-5755

8.       STATEMENT OF SENIOR OFFICER

         The foregoing accurately discloses the material change referred to herein.

         DATED at Vancouver, British Columbia this 12th day of February, 2002.


         IVANHOE MINES LTD.



         Per:       "Beverly Bartlett"
                  --------------------------------------------
                   Beverly Bartlett
                   Corporate Secretary